Exhibit 99.1

DADE BEHRING ANNOUNCES AGREEMENT TO BE ACQUIRED BY SIEMENS

Deerfield, IL (July 25, 2007)— Dade Behring Holdings, Inc. (NASDAQ:DADE), the world’s largest company dedicated solely to clinical diagnostics, and Siemens, the first and currently only full-service diagnostics company, today announced that they have entered into a definitive merger agreement under which Siemens will acquire all of the outstanding shares of Dade Behring for $77.00 per share in cash.

Pursuant to the agreement, Siemens is expected to commence a tender offer for any and all outstanding shares of Dade Behring common stock by August 8, 2007. The board of directors of Dade Behring has voted unanimously to recommend to holders of Dade Behring common stock that they tender their shares in the tender offer. The tender offer is subject to various conditions, including the tender of a majority of the shares of Dade Behring common stock in the tender offer and the receipt of regulatory approvals. Following the completion of the tender offer, the parties will cause a subsidiary of Siemens to merge with Dade Behring.

As a result of the merger, Dade Behring will become a wholly-owned subsidiary of Siemens and all outstanding shares of Dade Behring common stock will be converted into the right to receive the same consideration paid in the tender offer. The agreement contains customary terms and conditions. The transaction is expected to close within three to six months. “Combined, Dade Behring and Siemens will have the potential to become uniquely positioned as the largest provider of clinical diagnostic products and services in the world,” said Jim Reid-Anderson, Chairman, President and CEO, Dade Behring. “We will continue to serve our clinical laboratory customers with the same care and commitment that we always have, by providing innovative products and outstanding service that meets their needs. Dade Behring’s customer excellence business strategy has been the foundation of our success, and as part of Siemens Medical Solutions Diagnostics, the combined businesses will continue to follow that same strategy into the future.”

“The planned acquisition of Dade Behring complements our current capabilities and offers us the unique opportunity to assemble an unparalleled portfolio of products and services, and together become the world market leader in comprehensive clinical laboratory diagnostics,” explained Erich R. Reinhardt, member of the Managing Board of Siemens AG and President & CEO of Siemens Medical Solutions.

About Dade Behring

With 2006 revenue of more than $1.7 billion, Dade Behring is the world’s largest company solely dedicated to clinical diagnostics. It offers a wide range of products, systems and services designed to meet the day-to-day needs of clinical laboratories, delivering innovative solutions to customers and enhancing the quality of life for patients. Additional company information is available on the Internet at www.dadebehring.com.

About Siemens Medical Solutions

Siemens Medical Solutions of Siemens AG (NYSE: SI) is one of the world’s largest suppliers to the healthcare industry. The company is known for bringing together innovative medical technologies, healthcare information systems, management consulting, and support services, to help customers achieve tangible, sustainable, clinical and financial outcomes. Recent acquisitions in the area of in-vitro diagnostics — such as Diagnostic Products Corporation and Bayer Diagnostics — marked a significant milestone for Siemens as it became the first full-service diagnostics company. Employing more than 41,000 people worldwide and operating in over 130 countries, Siemens Medical Solutions reported sales of 8.23 billion EUR, orders of 9.33 billion EUR and group profit of 1.06 billion EUR for fiscal 2006 (Sept. 30), according to U.S. GAAP. Further information can be found by visiting www.siemens.com/medical.

Forward Looking-Statements

This press release may contain “Forward-Looking Statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements involve significant risks and uncertainties. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding information regarding the intent, belief or current expectation of the company and members of its senior management team Forward looking statements include, without limitation, statements regarding business combination and similar transactions, prospective performance and opportunities and the outlook for the company’s businesses, performance and opportunities and regulatory approvals, the anticipated timing of filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and any assumptions underlying any of the foregoing. In addition, the company is in the process of a major new product launch, which involves risks and uncertainties regarding product performance, costs of introduction and support, and customer acceptance. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward looking statements include: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many Dade Behring stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of Dade Behring’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in documents filed with the Securities and Exchange Commission by Dade Behring, as well as the tender offer documents to be filed by Siemens and the solicitation/recommendation statement to be filed by Dade Behring. All of the materials related to the offer (and all other offer documents filed with the Securities and Exchange Commission) will be available at no charge from the Securities and Exchange Commission through its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the Securities and Exchange Commission by Dade Behring by contacting Dade Behring Investor Relations at Dade Behring Holdings, Inc, 1717 Deerfield Road, Deerfield, Illinois 60015, Attention: Investor Relations or at (847) 267-5300. Dade Behring does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Notice to Investors

The tender offer for the outstanding common stock of Dade Behring referred to in this report has not yet commenced. This press release is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of Dade Behring common stock will be made pursuant to an offer to purchase and related materials that Siemens intends to file with the Securities and Exchange Commission. At the time the offer is commenced, Siemens will file a tender offer statement on Schedule TO with the Securities and Exchange Commission, and thereafter Dade Behring will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the offer. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement will contain important information that should be read carefully and considered before any decision is made with respect to the tender offer. These materials will be sent free of charge to all stockholders of Dade Behring when available. In addition, all of these materials (and all other materials filed by Dade Behring with the Securities and Exchange Commission) will be available at no charge from the Securities and Exchange Commission through its website at www.sec.gov. Free copies of the offer to purchase, the related letter of transmittal and certain other offering documents will be made available by Siemens by contacting Siemens Investor Relations, Attention: Marcus Desimon, marcus.desimoni@siemens.com. Investors and security holders may also obtain free copies of the documents filed with the Securities and Exchange Commission by Dade Behring by contacting Dade Behring Investor Relations at Dade Behring Holdings, Inc, 1717 Deerfield Road, Deerfield, Illinois 60015, Attention: Investor Relations or at (847) 267-5483.